SEVERANCE AGREEMENT


THIS SEVERANCE AGREEMENT (this "Agreement") is made and entered into this 28th day of June, 2001 (the "Effective Date"), by and between Westell, Inc., an Illinois corporation (the "Company"), and E. Van Cullens (the "Executive").


                            ARTICLE 1. DEFINED TERMS

         For the purposes of this Agreement, the following terms shall have the following assigned meanings:

         "Board"           -    means the board of directors of the Company.

         "Business"        -    means means the design, development, manufacture
                                and sale of DSL modem,  broadband  products  and
                                telco access  products  and related  services of
                                the   Company,   the   Parent   and  its   other
                                subsidaries as they exist or are being developed
                                on the date hereof, extensions of those products
                                and services during  Executive's  employment and
                                new  products  and  services   commenced  or  in
                                development  during his  employment  (except for
                                the  teleconferencing   business  of  Conference
                                Plus, Inc.).



         "Cause"           -    means  termination of Executive's  employment by
                                the  Company   because  of:  (i)  the  continued
                                failure of the  Executive to comply timely (when
                                action  is  required  in  the  interest  of  the
                                Westell  Companies or their  commitments),  with
                                specific  directions  of the Board  after a cure
                                period  determined by the Board, as communicated
                                in  a   written   notice   from  the   Board  or
                                appropriate  senior officer,  which notifies him
                                of the specific failure to comply; or the taking
                                of any action contrary to specific  direction of
                                the  Board,  or  (ii)  failure  to  comply  with
                                written   policies  of  the  Company   regarding
                                expenditure authority or otherwise,  or iii) the
                                engaging by the  Executive in willful,  reckless
                                or grossly  negligent  misconduct  which, in the
                                good  faith   determination  of  the  Board,  is
                                materially injurious to the Westell Companies, their clients or their reputations, monetarily or otherwise, or (iv) the aiding or abetting a competitor or other breach by the Executive of his fiduciary duty of loyalty to the Company; or
                                (v) a  breach  (other  than  an  immaterial


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

                                and inadvertent breach) by Executive of his obligations of confidentiality or nondisclosure or (if applicable) any breach of his obligations of noncompetition or nonsolicitation under any written agreement in effect between Executive and the Westell Companies; or (vi) unlawful use or possession of illegal drugs on the Company's premises; or (vii) conviction of Executive or pleading guilty or no contest to any felony or crime involving moral turpitude.

         "Company"         -    means,  subject to  section  4.2,  (i)  Westell,
                                Inc., an Illinois corporation, (ii) any parent, subsidiary or sister company of Westell, Inc.
                                that employs Executive during the Term and (iii) any purchaser of the business and assets of Westell, Inc., or such subsidiary or sister company, that assumes the obligations of the "Company" under this Agreement.

         "Disability"      -    means a  disability  that entitles  Executive to
                                benefits   under   the   Company's   long   term
                                disability   insurance   plan,  but  only  after
                                expiration of all waiting periods.


         "Entity"          -    means  any  business,   whether  a  corporation,
                                partnership,   sole   proprietorship,    limited
                                liability   company,   joint  venture  or  other
                                entity.

         "Good Reason"     -    means:

                           (i) without the Executive's written approval, the Company reduces the Executive's base salary (as it may be increased from time to
                                    time),   unless   such   reduction   is   in
                                    connection with a change in the salary structure commensurate, in the good faith determination of the Board, with changes in salary for other executives of the Company generally (but, if occurring after a sale or merger of the Company to or with another entity or, if occurring after employment of Executive by an entity which has purchased Company assets, only if commensurate, in the good faith determination of the board of such entity, with changes in salary for other executives of such entity; or

                           (ii) without the Executive's written approval, the Company makes a material reduction in Executive's responsibilities listed on Exhibit

                                    A hereto (which   shall  not necessarily  be
                                    indicated by a change  in title); or

                           (iii) without the Executive's written approval, the Company makes a change in Executive's principal place of employment of more than 35 miles farther from Executive's then principal residence.

         "Participate In"  -    means  the  having  of any  direct  or  indirect
                                interest  in any  Entity,  whether as a partner,
                                shareholder,  member, operator, sole proprietor,
                                agent,  representative,  independent contractor,
                                consultant,    franchiser,   franchisee,   joint
                                venturer,  owner or otherwise,  or the rendering
                                of any direct or indirect  service or assistance
                                to any Entity  (whether as a director,  officer,
                                manager, supervisor, employee, agent, consultant
                                or   otherwise);    provided   that   the   term
                                "Participate In" shall not include the mere ownership of less than 5% of the stock of a publicly-held corporation whose stock is traded on a national securities exchange or in the over-the-counter market.

         "Restricted Period" -  means the period  commencing  on the date of any termination of Executive's employment with the Company and expiring 24 months thereafter.

         "Severance Pay"   -    means payment at the rate of $300,000 per annum,
                                payable in installments over the two years following termination at the times Executive's base salary would have been paid if Executive's employment had not terminated.

         "Term"            -    means the  period  commencing  on the  Effective
                                Date and expiring two years thereafter.

         "Termination Notice"   means a written  notice which shall indicate the
                                specific   termination    provisions   of   this
                                Agreement upon which the Company relies in effecting such termination. For purposes of this Agreement, no such purported termination by the Company shall be effective without Termination
                                Notice.

          "Westell Companies"   means  Westell  Technologies,  Inc.,  all of its
                                subsidiary companies, and any of them.

                            ARTICLE 2. SEVERANCE PAY

2.1 Termination with Severance Pay. The Company may at any time terminate Executive's employment without cause or reason, by delivery to Executive of a Termination Notice. Subject to section 2.3, and provided Executive is not in breach of any of his obligations hereunder, Executive shall be entitled to Severance Pay upon execution of a general release of the Westell Companies in the form of Exhibit B hereto, if, during the Term, (i) the Company terminates Executive's employment without Cause or (ii) the Executive resigns his position for Good Reason. The Executive's employment shall not be deemed to have been terminated if, in connection with a sale of assets and/or business of the Company, the Executive is offered employment by the purchaser for at the least the same equivalent total cash compensation (base salary plus cash short term incentives) which does not require (without Executive's written approval) changes described in clauses (ii) or (iii) of the definition of "Good Reason, " including but not limited to any subordination of his duties set forth on Exhibit A. Notwithstanding the foregoing, unless such purchaser assumes the Company's obligations under this Agreement, the Company shall remain liable to Executive for Severance Pay upon a subsequent termination of the Executive in accordance with this section 2.1, within 12 months following the sale.

2.2 Termination without Severance Pay. The Company may at any time terminate the Executive for Cause, effective upon delivery to the Executive of a Termination Notice. Executive shall not be entitled to Severance Pay if the Executive dies, resigns his position for other than Good Reason, does not accept employment described in the third sentence of Section 2.1, or is terminated by the Company for Cause or at a time that there exists Disability. Subject to applicable law, the Company may terminate the Executive for Disability at any time if, within 30 calendar days after the Company delivers a Termination Notice to the Executive, the Executive has not returned to the full-time performance of the Executive's essential duties. Notwithstanding the foregoing, if the Company terminates the Executive at a time that there exists Disability, the Company may, in its sole discretion, elect to pay Severance Pay to the Executive, in which case Executive shall be bound by section 3.2.

2.3 Forfeiture of Severance Pay. If Executive shall breach (other than an immaterial and inadvertent breach) any obligation of confidentiality, nondisclosure, noncompetition or nonsolicitation under any written agreement in effect between Executive and the Westell Companies, then in addition to any rights the Westell Companies have under those agreements to enjoin action and recover damages, the Company shall be released from any further obligation to pay Severance Pay to the Executive.

2.4. Accord, Satisfaction, Settlement and Release. Executive agrees, for himself and for Executive's personal and legal representatives, assigns, executors, administrators, successors, heirs, distributees, devisees and legatees, that payment by the Company of Severance Pay to the extent required by this Agreement shall constitute a full, final and complete accord, satisfaction, settlement and release of any and all claims and/or suits against, and liabilities of, the Westell Companies, whether existing as of the Effective Date, or thereafter arising, that any of the foregoing persons may have in connection with Executive's employment with the Westell Companies.

2.5 No Obligation to Seek Further Employment. Executive shall not be required to seek other employment in order to be entitled to Severance Payments. In addition, the securing of other employment (so long as not in violation of his Article 3 covenants) shall not waive his rights to Severance Payments, nor shall the amount of any Severance Payment provided hereunder be reduced by any compensation earned by the Executive by virtue of other employment after the date of termination of Executive's employment with the Company.


2.6 Effect on Other Contractual Rights. The provisions of this Agreement, and any payment provided hereunder, shall not reduce any amounts otherwise payable, or in any way diminish Executive's existing rights to COBRA benefits or vested benefits under retirement plans of the Westell Companies, but except for stock option matters, are provided in lieu of any other termination benefits or severance payment obligations under any policy or practice of the Westell Companies now or hereafter in effect.

                         ARTICLE 3. EXECUTIVE COVENANTS

3.1 Confidential Information. Executive acknowledges that the information, observations and data obtained by him during the course of his employment by the Company concerning the Business and affairs of the Westell Companies (the "Westell Company Information") are confidential and are the property of the Westell Companies. Executive hereby agrees that he shall not disclose to any unauthorized person or use for his own account or for the account of any third party any Westell Company Information without the Company's written consent, unless and then only to the extent the Westell Company Information becomes generally known to and available for use by the public other than as a result of Executive's acts or failure to act. Executive shall use his best efforts to prevent the unauthorized misuse, espionage, loss or theft of the Westell Company Information. Executive further agrees to deliver to the Company at the termination of his employment, or at any other time the Company may request in writing, all memoranda, notes, plans, records, reports and other documents (and copies thereof) relating to the Business of the Westell Companies that Executive may then possess or have under his control.

3.2 No Competition. If following termination of Executive's employment with the Company, Executive is entitled to receive, or in connection with a Disability, the Company elects to pay, Severance Pay and provide Severance Benefits, then in consideration for the Severance Pay and Severance Benefits, Executive agrees that during the Restricted Period, Executive shall not, directly or indirectly, for himself, or for any Entity, without the prior written consent of the Board of Directors of Westell Technologies, Inc. through its Chairman (which may be given or denied in his sole discretion):

         (a) engage in or Participate In the Business or any other business that directly competes with, or develops or offers products or services directly competitive with the products or services of the Business, from Illinois or any state or country in which the Westell Companies have Business or customers, or have solicited customers; nor

         (b) engage in or Participate In the Business or any other business that directly competes with, or develops or offers products or services directly competitive with the products or services of the Business, from any other location throughout the world; nor

         (c) call upon, solicit, serve, or accept business, from any customer or prospective customer (wherever located) of the Westell Companies for the purpose of selling products or services directly competitive with the products or services of the Business; nor

         (d) interfere with any business relationship of the Westell Companies, with any of their customers or prospective customers or induce any such customers or prospective customers to discontinue or reduce their relationship with the Westell Companies.
                  To the extent that Executive is employed by or consults for an entity which is a subsidiary, division or other affiliate of a larger business enterprise, the determination as to whether the employment violates this
  Section 3.2 shall be made solely by reference to the business activities conducted by the particular subsidiary, division or affiliate by which Executive becomes employed or serves as consultant. This Section 3.2 shall not prohibit Executive from working as employee or consultant for a company or entity which does not engage in the Business or any other business that directly competes with, or develops or offers products or services directly competitive with the products or services of the Business but which is affiliated with an entity or company which does engage in the Business or any other business that directly competes with, or develops or offers products or services directly competitive with the products or services of the Business, so long as the duties of the position held by Executive do not require him to directly participate in the Business or any other business that directly competes with, or develops or offers products or services directly competitive with the products or services of the Business.

3.3 No Solicitation. Whether or not Executive is entitled to Severance Pay, Executive shall not, during the Restricted Period: (i) induce or attempt to induce any person who is employed by the Westell Companies in any capacity to leave such person's position, or in any way interfere with the relationship between the Westell Companies and such person, or (ii) hire directly or through another entity, in any capacity, any person who was employed by the Westell Companies within 12 months prior to termination of Executive's employment or during the Restricted Period, unless and until such person has been separated from employment with the Westell Companies for at least six months.

3.5 Inventions. Any methodologies, inventions, improvements, discoveries, processes, programs or systems developed or discovered by the Executive, whether during working hours or by using the Companies' facilities, equipment or trade secrets, shall be the sole and exclusive property of the Company. The Executive shall, upon reasonable request by the Company, execute and deliver such assignments and other documents necessary to vest, at the Company's sole expense, all right, title and interest in any discovery or development in the Company. The Company may, upon prior notice to the Executive and without any fee, film, videotape, photograph and record the Executive's voice and likeness, and may utilize the Executive's name and likeness, in connection with the promotion of the Company during employment upon prior notice. The Company shall own all rights in any such film, videotape, photograph or record of the Executive's voice and likeness for such use. The Executive acknowledges receipt of the notice provided by the Company pursuant to the Employee Patent Act (765 Illinois Compiled Statutes, Act 1060), reproduced here:

                               NOTICE TO EMPLOYEE

This is to notify you that pursuant to the Employee Patent Act (765 Illinois Compiled Statutes, Act 1060), the provisions of this Agreement regarding the assignment of your rights in discoveries and inventions to the Company. DOES NOT APPLY to an invention for which no equipment, supplies, facilities or trade secret information of the Company was used and which was developed entirely on your own time, unless (a) the invention relates (i) to the business of the Company or (ii) to the Company's actual or demonstrably anticipated research or development, or (b) the invention results from or is the product of any work performed by you for the Company in the scope of your efforts on behalf of the Company.

3.5 Reasonable Scope and Duration. Executive acknowledges that these restrictions are reasonable in scope, are necessary to protect the trade secrets and other confidential and proprietary information of the Westell Companies, that the benefits provided hereunder are full and fair compensation for these covenants and that these covenants do not impair Executive's ability to be employed in other areas of his expertise and experience. Specifically, Executive acknowledges the reasonableness of the international scope of these covenants by reason of the international customer base and prospective customer base and activities of the Westell Companies, the widespread domestic and international scope of Executive's contacts created during his employment with the Westell Companies, the domestic and international scope of Executive's responsibilities with the Westell Companies and his access to marketing strategies of the Westell Companies. Notwithstanding the foregoing, if any court determines that any of the terms herein are unreasonable or unenforceable, such court may interpret, alter, amend or modify any or all of such terms to include as much of the scope, time period and intent as will render such restrictions enforceable, and then in such reduced form, enforce such terms.

                        ARTICLE 4. ADDITIONAL PROVISIONS

4.1 Equitable Remedies. Executive agrees that any breach or violation of the covenants contained in Articles 3 of this Agreement would cause the Westell Companies irreparable loss and damage for which money damages would be inadequate. Therefore the parties agree that in the event of any breach or violation or attempted breach or violation by the Executive of the covenants contained in Article 3, the Westell Companies may enforce the terms of this Agreement in a suit to enforce the covenants contained in Article 3 at equity. In connection therewith, the Westell Companies may obtain a preliminary injunction or restraining order immediately upon the commencement of any such suit to enforce the covenants contained in Article 3, without notice. Employee hereby waives any requirement or entitlement to demand that the Westell Companies post any bond in connection with such suit. Employee also agrees that any action for an injunction or restraining order shall be without prejudice to any other remedy, cause of action for money damages or otherwise that the Westell Companies may have by reason of breach, violation or attempted breach or violation of this Agreement by Executive.

4.2  Successors and Assigns.
     ----------------------

         (a) The Westell Companies may, from time to time, cause a purchaser of the business and assets of the Company to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such assumption had taken place. In that event, such purchaser shall become primarily liable to Executive for payments hereunder, and the Westell Companies shall be thereafter released from any further obligations under this Agreement.

         (b) This Agreement shall inure to the benefit of and be enforceable by the parties and their personal and legal representatives, assigns, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amounts remain payable hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's devisee, legatee, or other designee or, if there be no such designee, to the Executive's estate.

4.3 Notice. For purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested and postage prepaid, addressed, in the case of Executive, to his latest address in the Company records, and in the case of the Company, to the Company's principal office, provided that all notice to the Company shall be directed to the attention of the Board of Directors with a copy to the Secretary of the Company, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

4.4 Waiver, Amendment and Integration. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Company. No waiver by either party at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement.

4.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois, excluding conflicts of law principles.

4.6 No Employment Contract. Nothing in this Agreement shall be deemed to constitute a contract or guaranty of employment or alter the at-will status of Executive's employment.

4.7 Validity. The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

4.8 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

4.9 Interpretation. Except where otherwise set forth to the contrary, references to Articles, sections and parties mean Articles, sections and parties to this Agreement; The word "including" means "including without limitation;" The use of any pronoun in the singular or masculine form shall be deemed to include the plural, feminine or neuter forms, as appropriate.

4.10 Tax Effect. All payments made hereunder shall be subject to deduction for applicable withholding.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

WESTELL, INC.                                     EXECUTIVE


-----------------------------------               ------------------------------
By:                                               E. Van Cullens
Title:

                         LIMITED GUARANTY OF PERFORMANCE

         The undersigned hereby guarantee performance by Westell, Inc. of its payment obligations of Severance Payments under the above Severance Agreement in accordance with its terms, provided that the undersigneds' liability shall not exceed $300,000 in aggregate.

         The undersigned's obligations under the Severance Agreement shall be subject to all of the defenses to which Westell, Inc. is entitled, including but not limited to performance by Executive of the covenants in Article 3.

         The undersigned shall be subrogated to Executive's rights against Westell, Inc. with regard to any payments by the undersigned pursuant to this Limited Guaranty.

-----------------------                             -------------------------
Robert C. Penny III                                    Barbara J. Pruitt


ACKNOWLEDGED:

-----------------
E. Van Cullens


Westell, Inc.

By______________


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


EXHIBIT A

         Key responsibilities not subject to material reduction.


1. The senior most Executive of the Company, responsible for developing and executing strategic objectives, policies and operating plans of Westell Technologies, Inc.
2. Provide leadership to the entire Company with overall responsibility for domestic and international marketing, sales, engineering, production, human resources and financial performance.
3. Represent the Company to its major customers, the telco community, employees and shareholders.

                                                                       EXHIBIT B

                            GENERAL RELEASE AGREEMENT


                  This General Release ("Agreement") is entered into by and between Westell Technologies, Inc.. (together with its successors and assigns, the "Company") and E. Van Cullen (the "Executive"). In consideration of the mutual promises set forth below, the Company and Executive agree and covenant as follows:

                  1. Executive, hereby resigns from all board seats and officer positions with the Company and any entity for which he has been so serving at the Company's request.

                  2. Executive hereby on behalf of himself and his heirs, executors, administrators, attorneys, successors and assigns, hereby resigns from all board seats and officer positions with the Company and any entity for which he has been so serving at the Company's request, remises, releases, forever discharges and covenants not to sue the Company, its subsidiary and affiliated companies, and their current and former shareholders, directors, officers, attorneys, agents, employees, successors and assigns (the "Company Released Parties"), with respect to all claims, suits, demands, actions or causes of action of any kind or nature whatsoever, whether the underlying facts are known or unknown, which Executive has had or now claims, pertaining to or arising out of Executive's employment by the Company or Executive's separation from employment with the Company, whether under any local, state or federal common law, statute, regulation or ordinance, including, without limitation, Title VII of the Civil Rights Act of 1964, as amended, the Age Discrimination in Employment Act, as amended (including the Older Workers Benefit Protection Act), 42 U.S.C. ss. 1981, the Civil Rights Act of 1991, the Family and Medical Leave
Act, the Americans with Disabilities Act, the Employee Retirement Income Security Act, the Equal Pay Act, and the Illinois Human Rights Act, and any tort, contract or quasi-contract claims, except as hereinafter stated, or to any Workers' Compensation Act claim Executive may have.

         Nothing herein shall however constitute a release by Executive of his rights under the Severance Agreement dated June 12, 2001 that arise in connection with termination without Cause or for Good Reason (as defined therein), nor shall it release the Company from any indemnification obligations it may have under Delaware law or the Company's certificate of incorporation or bylaws with respect to Executive's role as an officer or director of the Company, any rights under options that remain exercisable following termination, nor any vested benefits under Company qualified benefit plans.



                  3. Executive agrees to cooperate fully in any investigation or other legal proceeding relating to the Company with respect to any matter that arose during his employment with the Company, or that may involve matters within his knowledge. If any claims are asserted by the Company or any of the Company Released Parties against a third party (or by a third party against the Company or any of the Company Released Parties) regarding such a matter, Executive agrees to cooperate fully in the prosecution or defense of such claim by the Company and any of the Company Released Parties.

                  4. Executive represents that Executive has not filed any charges, suits, claims or complaints against the Company Released Parties with respect to claims released under Section 2, and agrees not to do so in the future with respect to any such claims.

                  5. Executive understands and expressly acknowledges that he is not releasing or waiving any rights or claims that may arise after the date this Agreement is executed. Executive understands and expressly acknowledges that, in exchange for Executive's entry into this Agreement, Executive is receiving consideration in addition to anything of value to which Executive is already entitled.

                  6. Executive acknowledges that the Company has advised Executive to consult an attorney, at Executive's expense, with respect to this Agreement. Executive further acknowledges that Executive has twenty-one (21) days from receipt of this Agreement and its waiver and release provisions to accept and sign this Agreement and that Executive has seven (7) days to revoke acceptance of this Agreement and its waiver and release provisions after signing it. Notice of such revocation shall be provided to the attention of the vice president of Human Resources and otherwise in accordance with the notice provisions of the Severance Agreement. Executive further acknowledges that Executive may waive the twenty-one day consideration period by requesting and executing a form for that purpose. The form may be requested from the vice president of Human Resources. This Agreement shall not become effective until the revocation period has expired.

                  7. This Agreement is not, and shall not in any way be construed as, an admission by the Company that it has acted wrongfully with respect to Executive.

                  8. Executive acknowledges that he has carefully read and fully understands all of the provisions of this Agreement, and that he is knowingly, voluntarily and willfully entering into this Agreement.

                  9. Executive acknowledges that in executing this Agreement, Executive has not relied upon any representation by the Company that is not set forth in this Agreement or in the Severance Agreement.

                  13. This Agreement shall be construed and enforced pursuant to the substantive laws of the State of Illinois.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                      PLEASE READ THIS AGREEMENT CAREFULLY
                       IT CONTAINS A RELEASE OF ALL KNOWN
                               AND UNKNOWN CLAIMS

                                                  Westell Technologies, Inc.



                                             By:
-----------------------------------------       --------------------------------
                  Executive

-----------------------------------------       -------------------------------
                  Date                                         Date

-----------------------------------------
         Witness Signature


-----------------------------------------
          Name of Witness (Printed)


-----------------------------------------
          (Street Address)


-----------------------------------------
          (City, State, Zip Code)